Exhibit 10.4

                              CONSULTING AGREEMENT

                                     BETWEEN

                             1530266 ONTARIO LIMITED

                                       AND

                              AVENUE RECONNECT INC.

                                   MADE AS OF

                                  May 31, 2005

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                                TABLE OF CONTENTS

                              CONSULTING AGREEMENT

ARTICLE 1 - GENERAL..........................................................

   1.01     Consultant Services..............................................
   1.02     Term of Agreement................................................

ARTICLE 2 - REMUNERATION OF CONSULTANT.......................................

   2.01     Fee for Services.................................................
   2.02     Invoices.........................................................

ARTICLE 3 - COVENANTS OF CONSULTANT..........................................

   3.01     Services.........................................................
   3.02     Time of Services.................................................
   3.03     Licences and Permits.............................................
   3.04     Insurance........................................................
   3.05     Indemnity........................................................
   3.06     Non-disclosure...................................................

ARTICLE 4 - INDEPENDENT CONTRACTORS..........................................

   4.01     Consultant not an Employee.......................................
   4.02     Consultant shall not Contract on behalf of Corporation...........

ARTICLE 5 - TERMINATION......................................................

   5.01     Termination by Corporation for Cause.............................
   5.02     Termination by Corporation on Notice.............................
   5.03     Provisions which Operate Following Termination...................

ARTICLE 6 - INTERPRETATION AND ENFORCEMENT...................................

   6.01     Sections and Headings............................................
   6.02     Extended Meanings................................................
   6.03     Benefit of Agreement.............................................
   6.04     Entire Agreement.................................................
   6.05     Amendments and Waivers...........................................
   6.06     Assignment.......................................................
   6.07     Severability.....................................................
   6.08     Notices..........................................................
   6.09     Further Assurances...............................................
   6.10     Governing Law....................................................
   6.11     Attornment.......................................................
   6.12     Copy of Agreement................................................



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                              CONSULTING AGREEMENT

      THIS AGREEMENT is made as of May 31, 2005

BETWEEN:

      1530266 Ontario Limited, a corporation incorporated under the laws of Ontario (the "Consultant"),

                                     - and -

      Avenue Reconnect Inc., a corporation incorporated under the laws of Ontario (the "Corporation").

      WHEREAS Ronald W. Winney, Lance D. Peters, Damon W. Winney (collectively, the "Vendors"), the Corporation, Teleplus Connect Corp. (the "Purchaser"), and Teleplus Retail Services Inc. entered into a share purchase agreement dated April 20, 2005 and amended as of May 31, 2005 (the Share Purchase Agreement");

      AND WHEREAS pursuant to the terms of the Share Purchase Agreement, the Vendors are required to cause the Consultant to enter into a consulting agreement with the Corporation whereby, inter alia, the Consultant will provide transitional assistance to the Corporation;

      AND WHEREAS the execution and delivery of this Agreement is a condition precedent to the obligation of the Purchaser to complete the transactions contemplated in the Share Purchase Agreement;

      AND WHEREAS capitalized terms used by not defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement;

      NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                              ARTICLE 1 - GENERAL

1.01  Consultant Services

      Subject to the terms and conditions hereof, the Corporation shall retain the Consultant to carry out services and the Consultant shall render the following consultative services to the Corporation:

      (a) make available to the Corporation during normal business hours that portion of the premises located at 2569 Jefferson Boulevard, Windsor, Ontario (the "Premises") that will be necessary to operate the Business,

      (b) provide the services of the Consultant's employees to the Corporation as is necessary to operate the Business during normal business hours, which shall include (i) the services of no less than two (2) key employees of Consultant (each a "Key Employee") for a period of up to eight hours per day, and (ii) the services of Damon Winney for a period of four hours per day,

      (c) to take all such action and do or cause to be done all such things as shall, in the opinion of the Purchaser, acting reasonably, be necessary or proper in order that the obligations of the Corporation may be performed in such manner that the value of the Contracts shall be preserved and shall enure to the benefit of the Corporation, and

      (d) collect all moneys due and payable to the Corporation in and under the Contracts and deliver the same to the Corporation immediately upon receipt,

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and such other consultative services as may from time to time be agreed upon between the parties.

1.02     Term of Agreement

      The provision of services by the Consultant to the Corporation hereunder shall commence on May 31, 2005 and shall continue for a period of up to six (6) months from such date or such later date as the parties hereto may agree.

                     ARTICLE 2 - REMUNERATION OF CONSULTANT

2.01  Fee for Services

      The Corporation shall pay to the Consultant for the services provided under this Agreement a fee at the rate of:

      -     $15 per hour for the services of each Key Employee, and

      -     $50 per hour for the services of Damon Winney.

      The cost to the Corporation for the use of the Premises as stipulated in
Section 1.01(a) above is included in the fees paid to the Key Employees and Damon Winney.

2.02  Invoices

      Payment shall be made to the Consultant with respect to the services and expenses referred to in Section 2.01 within 15 days from receipt by the Corporation of proper invoices and vouchers together with a satisfactory progress report in respect of such services and expenses, all of which shall be submitted by the Consultant to the Corporation on the 15th and the last day of each month during the term of this Agreement.

                      ARTICLE 3 - COVENANTS OF CONSULTANT

3.01  Services

      The Consultant shall render performance of the services hereunder to the best of the Consultant's ability and in a competent and professional manner.

3.02  Time of Services

      The Consultant shall devote such of his time and attention to the Business of the Corporation as stipulated herein and as may be agreed to by the Consultant and the Corporation. The time of service to be provided hereunder by the Consultant shall be as agreed to from time to time by the Corporation and the Consultant.

3.03  Licences and Permits

      The Consultant shall be responsible for obtaining all necessary licences and permits and for complying with all applicable federal, provincial and municipal laws, codes and regulations in connection with the provision of the services hereunder and the Consultant shall when requested provide the Corporation with adequate evidence of his compliance with this Section 3.03.

3.04  Insurance

      The Consultant shall pay for and maintain for the benefit of the Consultant and the Corporation, with insurers or through the appropriate government department and in an amount and in a form acceptable to the Corporation, appropriate insurance concerning the operations and liabilities of the Consultant relevant to this Agreement including, without limiting the generality of the foregoing, workers' compensation and unemployment insurance in conformity with applicable statutory requirements in respect of any remuneration payable by the Consultant to any employees of the Consultant and public liability and property damage insurance.

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                                      -3-


3.05  Indemnity

      The Consultant shall indemnify and save the Corporation harmless from and against all claims, actions, losses, expenses, costs or damages of every nature and kind whatsoever which the Corporation or its officers, employees or agents may suffer as a result of the negligence of the Consultant in the performance or non-performance of this Agreement.

3.06  Non-disclosure

      (1) The Consultant shall not (either during the term of this Agreement or at any time thereafter) disclose any information relating to the private or confidential affairs of the Corporation or relating to any secrets of the Corporation to any person other than for the Corporation's purposes and shall not (either during the term of this Agreement or at any time thereafter) use for his own purposes or for any purposes other than those of the Corporation any such information or secrets he may have or acquire in relation to the Business.

      (2) The Consultant shall obtain a written non-disclosure agreement in a form acceptable to the Corporation in respect of the same information and secrets referred to in Section 3.06(1) from all persons, including but not limited to any employees of the Consultant, who are in any way involved with the Consultant in the provision of consultative services to the Corporation hereunder and in the course thereof may have access to any information or secrets referred to in Section 3.06(1) and the Consultant shall provide the Corporation with executed copies of any such non-disclosure agreement.

                      ARTICLE 4 - INDEPENDENT CONTRACTORS

4.01  Consultant not an Employee

      Neither the Consultant nor its employees, including the Key Employees and Damon Winney, is an employee of the Corporation and neither the Consultant nor its employees shall be entitled to receive from the Corporation any benefits whatsoever and the Corporation shall not be required to make contributions for unemployment insurance, Canada Pension, workers' compensation and other similar levies in respect of the fee for services to be paid to the Consultant pursuant to Section 2.01.

4.02  Consultant shall not Contract on behalf of Corporation

      The Consultant shall not, without the prior written consent of the Corporation, enter into any contract or commitment in the name of or on behalf of the Corporation or bind the Corporation in any respect whatsoever.

                            ARTICLE 5 - TERMINATION

5.01  Termination by Corporation for Cause

      The Corporation may terminate this Agreement at any time in the event of the failure of the Consultant to comply with any of the provisions hereunder upon the Consultant being notified in writing by the Corporation and failing to remedy such failure within 3 days of receiving such notice.

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                                      -4-


5.02  Termination by Corporation on Notice

      The Corporation may terminate this Agreement upon the giving of 10 days written notice to the Consultant.

5.03  Provisions which Operate Following Termination

      Notwithstanding any termination of this Agreement for any reason whatsoever and with or without cause, the provisions of Sections 3.05 and 3.06 and any other provisions of this Agreement necessary to give efficacy thereto shall continue in full force and effect following any such termination.

                   ARTICLE 6 - INTERPRETATION AND ENFORCEMENT

6.01  Sections and Headings

      The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

6.02  Extended Meanings

      In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

6.03  Benefit of Agreement

      This Agreement shall enure to the benefit of and be binding upon the heirs, executors, administrators and legal personal representatives of the Consultant and the successors and assigns of the Corporation respectively.

6.04  Entire Agreement

      This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, forms, conditions, undertakings or collateral agreements, express implied or statutory between the parties other than as expressly set forth in this Agreement.

6.05  Amendments and Waivers

      No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by both of the parties hereto. No waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

6.06  Assignment

      Consultant may not assign its rights or obligations under this Agreement without the prior written consent of the Corporation. The Corporation may assign its rights and obligations under this Agreement to the Purchaser or to such other assignee as it may elect in its discretion.

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                                      -5-


6.07  Severability

      If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

6.08  Notices

      Any demand, notice or other communication to be made or given in connection with this Agreement shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient as follows:

                  To the Consultant:

                  2569 Jefferson Boulevard
                  Windsor, Ontario
                  N8T 2W5
                  Telecopier:  (519) 948-0847

                  Attention:  President



                  To the Corporation:

                  Avenue Reconnect Inc.
                  c/o Wildeboer Dellelce LLP
                  1 First Canadian Place
                  Suite 810
                  Toronto, Ontario  M5X 1A9

                  Attention:  President

or such other address or individual as may be designated by notice by either party to the other. Any demand, notice or other communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the 3rd day, other than a Saturday, Sunday or statutory holiday in Ontario, following the deposit thereof in the mail. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such demand, notice or other communication shall not be mailed but shall be made or given by personal delivery.

6.09  Further Assurances

      Each party must from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

6.10  Governing Law

      This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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                                      -6-


6.11    Attornment

      For the purpose of all legal proceedings this Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. The Corporation and the Consultant each hereby attorns to the jurisdiction of the courts of the Province of Ontario provided that nothing herein contained shall prevent the Corporation from proceeding at its election against the Consultant in the courts of any other province or country.

6.12  Copy of Agreement

      The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Corporation.

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      IN WITNESS WHEREOF the parties have executed this Agreement on the date first written above.

                                        AVENUE RECONNECT INC.

                                        Per: /s/ Marius Silvasan
                                            ------------------------------------
                                            Authorized Signing Officer


                                        1530266 ONTARIO LIMITED

                                        Per: /s/ Ronald W. Winney
                                            ------------------------------------
                                            Authorized Signing Officer